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                                                                  DRAFT 10/04/05


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      1-15615                  36-1433610
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
    (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

         On October 4, 2005, the Company issued a press release to announce that it entered into a series of agreements on October 3, 2005 with investment funds managed by Prentice Capital Management, L.P. and another investor, providing the Company with a $30 million bridge loan and, subject to satisfaction of certain conditions, the issuance of $50 million of convertible notes not later than January 31, 2006.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.



Additional Information

In connection with Whitehall's solicitation of proxies with respect to the meeting of shareholders to be called with respect to the approval of the reverse stock split, share issuances contemplated under the convertible notes and election of certain directors, Whitehall will file with the Securities and Exchange Commission (the "SEC"), and will furnish to shareholders of Whitehall, a proxy statement. Shareholders are advised to read the proxy statement when it is finalized and distributed to shareholders, because it will contain important information. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. Shareholders also will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention:
Investor Relations, Telephone: 312/732-6800 or from Whitehall's website, www.whitehalljewellers.com.


Certain Information Regarding Persons Who May Be Deemed to be "Participants"

Whitehall and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from shareholders of Whitehall in favor of the actions described above, Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in Whitehall's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Whitehall common stock as of June 1, 2005 is also set forth the Schedule 14A filed by Whitehall on June 8, 2005.


Item 9.01. Financial Statements and Exhibits.

Exhibit No.         Exhibit
-----------         -------

   99.1             Press Release, issued by the Company on October 4, 2005.
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                                     SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHITEHALL JEWELLERS, INC.
                                                (Registrant)


                                          By:  /s/ John R. Desjardins
                                               ---------------------------------
                                                  John R. Desjardins
                                                  Executive Vice President
                                                  and Chief Financial Officer
Date: October 4, 2005



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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------


99.1           Press Release, issued by the Company, on October 4, 2005.